CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Superclick, Inc. (the "Company") on Form 10-QSB for the quarter ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, John Glazik, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
     and

         2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 18, 2005                    /s/ John Glazik
                                            --------------------
                                            Name   John Glazik
                                            Title  CEO